 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 31, 2014

OVERTECH CORP

(Exact name of registrant as specified in its charter)

NEVADA	333 -191251	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waiblingerstrasse 34 Stuttgart, Germany		70372
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		+49 157 894 69537

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01

REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Overtech Corp. (the “Company”) has completed all regulatory requirements for its 24-for-1 forward split by way of stock dividend (the “Stock Split”).  Shareholders of record will receive 23 additional shares for each share held on the record date (August 1, 2014).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

OVERTECH CORP
Date: July 31, 2014
	By:	/s/ Elmedina Adzemovic
Dr. Elmedina Adzemovic, Chief Executive Officer, Chief Financial Officer President, Secretary, Treasurer & Director